UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) : July 21, 2004

Commission file number 1-10093

RAMCO-GERSHENSON PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	13-6908486 (I.R.S. Employer Identification Number)

27600 Northwestern Highway, Suite 200, Southfield, Michigan (Address of principal executive offices)	48034 (Zip code)

248-350-9900
(Registrant’s telephone number, including area code)

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Items 1-6
Item 7. Financial Statements and Exhibits
Items 8 — 11
Item 12. Results of Operations and Financial Condition
SIGNATURES
Press Release dated July 21, 2004

Items 1-6. Not applicable

Item 7. Financial Statements and Exhibits.

     (a) — (b) Not applicable

     (c) Exhibits

               Exhibit 99.1 Press release dated July 21, 2004.

Items 8 — 11. Not applicable

Item 12. Results of Operations and Financial Condition

On July 21, 2004, the Company issued the press release attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized as of July 22, 2004.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: July 22, 2004	BY:	/s/ Richard J. Smith

Richard J. Smith
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
EX-99.1	Press release dated July 21, 2004